UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 14, 2011

Date of Report (Date of earliest event reported)

AMERICA WEST RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	0-19620	84-1152135
(State of Incorporation)	(Commission File Number	(IRS Employer ID Number)

57 West 200 South, Suite 400

Salt Lake City, Utah 84101

(Address of Principal Executive Offices)

(801) 521-3292

Registrant’s Telephone Number, Including Area Code:

_______________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On February 14, 2011, America West Resources, Inc. (the “Company”) issued a letter to its bridge lenders relating to the Company’s current operations.  In its letter, the Company reported that its coal sales backlog is almost $200 million over the next five years, with options to sell additional coal for a total of up to $500 million over the next decade.  The Company previously announced its projected backlog in a press release dated January 13, 2011.

The Company also reported to its bridge lenders that it has obtained and deployed a second continuous mining unit in the Horizon Mine, which will begin producing coal during February 2011.  The Company expects to ramp up that miner over the next several weeks with the expectation to achieve cash flow positive operations.  The Company announced the deployment of the continuous miner and its anticipation of achieving cashflow positive operations in its press release dated February 22, 2011.

Additionally, the Company reported to its bridge lenders that it intends to conduct an equity financing of approximately $6 million beginning in February or March 2011, to be followed by an offering of at least an additional $10 million.  The offerings will be conducted pursuant to exemptions provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder.  The proceeds from the first offering will be used to rebuild and deploy an additional miner at the Horizon Mine.  The proceeds from the second offering will be used to pay back the Company’s bridge loans, clean up the Company’s balance sheet, and continue to optimize the Company’s Horizon Mine operation. There is no assurance that either financing will be completed.

The Company also advised its bridge lenders of its plan is to begin the application process to list on a major exchange (Amex or NASDAQ) as soon as possible following the first offering.  There is no assurance that any such application will be successful.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933 and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available

The Company is furnishing the information contained in this Current Report on Form 8-K pursuant to Item 7.01 in the event such information could be required to be disclosed by Regulation FD.  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS

The Company previously announced that it had a coal sales backlog requiring production of nearly $200 million in coal over the next five years, and up to $500 million over the next decade.  On February 25, 2011, the Company revised its projected backlog.  The Company now estimates that its coal sales backlog is approximately $184 million for the next five years for base tonnage, and up to an additional $300 million (for a total projected revenue amount of $484 million) over the next decade.

The Company’s coal sales backlog calculations are based on existing agreements for the purchase of coal based on certain quantities and pricing, assuming performance by all parties as contemplated in the agreements (which may be beyond the control of the Company), resulting in projected revenue estimations.  The approximate $184 million coal sales projections for the next five years for base tonnage is comprised of four sales contracts worth an estimated $132 million and a fifth contract, subject to the customer resolving its freight logistics, that could be worth an estimated $52 million in revenue during the next three years.  The potential sale of up to an additional $300 million (for a total projected revenue amount of $484 million) over the next decade is comprised of four existing sales contracts worth an estimated $141 million and a fifth contract, subject to the customer resolving its freight logistics, that could be worth up to $160 million.

This Report on Form 8-K contains forward-looking statements.  Please refer to the Company's Form 10-K and other filings with the United States Securities and Exchange Commission (the "SEC") for additional information regarding risks and uncertainties, including, but not limited to, the risk factors listed from time to time in such SEC reports.  Copies of these filings are available through the SEC's electronic data gathering analysis and retrieval system (EDGAR) at www.sec.gov.  The forward-looking statements in this Report on Form 8-K do not constitute guarantees of future performance.  Investors are cautioned that statements in this Report on Form 8-K which are not strictly historical statements, including, without limitation, statements regarding current or future mining output, our ability to achieve cashflow positive operations, our ability to sell approximately $184 coal over the next five years pursuant to four sales contracts worth an estimated $132 million and a fifth contract, subject to the customer resolving its freight logistics, that could be worth an estimated $52 million in revenue during the next three years, the options to sell additional coal in the projected revenue amount of up to $300 million during the next decade (for a total projected revenue amount of $484 million during the next decade) pursuant to four existing sales contracts worth an estimated $141 million and a fifth contract, subject to the customer resolving its freight logistics, that could be worth up to $160 million, our expectation that options to purchase our coal will be exercised and that agreements to acquire our coal will be honored by the purchasers, our ability to obtain necessary equipment, personnel and permits to mine coal, production capabilities, management's strategy, plans and objectives for future operations, plans and objectives for production, plans and objectives for present and future production, plans and objectives for regulatory approval, and anticipated results, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with coal production, mining in general and in our mines in particular, ability to achieve the coal output anticipated, ability to obtain permits, ability to hire and retain the necessary personnel, as well as other risks detailed in our filings with the SEC.  We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Resources, Inc.

Date: February 25, 2011	By:	/s/ Dan Baker
	Name:	Dan Baker
	Title:	Chief Executive Officer